United
                    Continental
                    Income Fund,
                    Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1995

This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.

PRESIDENT'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995

Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. We strive to provide the best service possible to our shareholders: from the Fund's manager, to Waddell & Reed's customer service representatives, to your personal account representative and the Waddell & Reed office nearest you.

     While personalized service has become increasingly rare in the investment industry, we remain committed to locally based account representatives who provide the personal service you need. They are ready to assist you through regular reviews of your financial plan and to answer any financial questions you may have. Your account representative is anxious to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     We want to help you open the door to a better financial future. We will continue to help you meet your specific financial needs through quality investment products and personalized service that makes the investment process more convenient and accessible for you.

     Should you have any questions about your account or other financial issues, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.



Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%                 (May purchase securities
Foreign Securities                      subject to repurchase
                                        agreements.  May invest
Cash Reserves                           in certain options or
                                        futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Continental Income Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY
           PER SHARE DATA
For the Six Months Ended September 30, 1995
----------------------------------------
DIVIDENDS PAID                   $ 0.34
                                 ======

NET ASSET VALUE ON
    9/30/95                      $23.23
    3/31/95                       20.84
                                 ------
CHANGE PER SHARE                 $ 2.39
                                 ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-95                      9.99%         16.71%
5-year period ended 9-30-95                     12.91%         14.25%
10-year period ended 9-30-95                    11.41%         12.07%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, United Continental Income Fund, Inc. had net assets totaling $475,591,601 invested in a diversified portfolio of:

 61.45%  Common Stocks
 27.70%  Debt Securities
  5.79%  Preferred Stocks
  5.06%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $20.85  United States Government Securities
  18.38  Technological Stocks
  15.86  Basic Industries Stocks
  15.22  Consumer Stocks
   6.85  Corporate Debt Securities
   6.64  Financial Stocks
   5.79  Preferred Stocks
   5.06  Cash and Cash Equivalents
   3.82  Energy and Energy-Related Stocks
   1.53  Public Utilities Stocks

-----------------------------------------------------------------
These STOCK CATEGORIES are provided as a reference only. Not all categories or subcategories will be represented in a portfolio at all times. Refer to the following pages for a more detailed portfolio listing.

BASIC INDUSTRIES
  Airlines
  Automotive
  Building
  Chemicals Major
  Electrical Equipment
  Engineering and Construction
  Machinery
  Manufacturers
  Metals and Mining
  Multi-Industry
  Paper
  Precious Metals
  Railroad Equipment
  Railroads
  Shipping
  Steel
  Tire and Rubber
  Trucking

CONSUMER
  Beverages
  Consumer Electronics and Appliances
  Food and Related
  Hospital Management
  Household Products
  Leisure Time
  Packaging and Containers
  Publishing and Advertising
  Retailing
  Services, Consumer and Business
  Textiles and Apparel
  Tobacco

ENERGY AND ENERGY-RELATED
  Canadian Oil
  Coal
  Domestic Oil
  International Oil
  Oil Services
  Propane

FINANCIAL
  Banks and Savings and Loans
  Financial
  Insurance

PUBLIC UTILITIES
  Electric
  Gas
  Pipelines

TECHNOLOGICAL
  Aerospace
  Biotechnology and Medical Services
  Chemicals Specialty and Miscellaneous Technology
  Computers and Office Equipment
  Drugs and Hospital Supply
  Electronics
  Telecommunications

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS
Airlines - 0.80%
 Southwest Airlines Co.  .................   150,000 $  3,787,500

Banks and Savings and Loans - 4.10%
 Ahmanson (H.F.) & Company  ..............   175,000    4,440,625
 BankAmerica Corporation  ................   123,771    7,410,788
 Citicorp  ...............................    49,528    3,504,106
 Great Western Financial Corporation  ....   175,000    4,156,250
   Total .................................             19,511,769

Beverages - 1.61%
 PepsiCo, Inc.  ..........................   150,000    7,650,000

Biotechnology and Medical Services - 2.00%
 St. Jude Medical, Inc.*  ................   150,000    9,496,800

Building - 3.52%
 National Health Investors, Inc.  ........   133,930    4,051,382
 Temple-Inland Inc.  .....................   120,000    6,390,000
 York International Corporation  .........   150,000    6,318,750
   Total .................................             16,760,132

Chemicals Major - 2.04%
 du Pont (E.I.) de Nemours and Company  ..    75,000    5,156,250
 Rohm & Haas Company  ....................    75,000    4,528,125
   Total .................................              9,684,375

Chemicals Specialty and Miscellaneous Technology - 1.84%
 Browning-Ferris Industries, Inc.  .......    80,000    2,430,000
 IMC Global, Inc.  .......................   100,000    6,337,500
   Total .................................              8,767,500

Computers and Office Equipment - 2.12%
 Compaq Computer Corporation*  ...........   150,000    7,256,250
 International Business Machines
   Corporation ...........................    30,000    2,831,250
   Total .................................             10,087,500

Domestic Oil - 2.45%
 Amoco Corporation  ......................   100,000    6,412,500
 Apache Corporation  .....................   200,000    5,250,000
   Total .................................             11,662,500

Drugs and Hospital Supply - 2.74%
 American Home Products Corporation  .....    90,000    7,638,750
 Astra AB, Class A (A)  ..................   150,000    5,380,263
   Total .................................             13,019,013


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Electrical Equipment - 1.95%
 Emerson Electric Co.  ...................   130,000 $  9,295,000

Electronics - 1.65%
 AVX Corporation*  .......................    39,500    1,323,250
 Applied Materials, Inc.*  ...............    34,300    3,515,750
 Intel Corporation  ......................    50,000    3,009,350
   Total .................................              7,848,350

Engineering and Construction - 0.56%
 Foster Wheeler Corporation  .............    75,000    2,653,125

Financial - 1.31%
 Federal National Mortgage Association  ..    60,000    6,210,000

Hospital Management - 3.90%
 Assisted Living Concepts, Inc.*  ........   100,000    1,562,500
 LTC Properties, Inc.  ...................   370,000    5,365,000
 Tenet Healthcare Corporation*  ..........   400,000    6,950,000
 United HealthCare Corporation  ..........    96,000    4,692,000
   Total .................................             18,569,500

Insurance - 1.23%
 St. Paul Companies, Inc. (The)  .........   100,000    5,837,500

Leisure Time - 2.58%
 Walt Disney Company (The)  ..............   110,000    6,311,250
 Time Warner Incorporated  ...............   150,000    5,962,500
   Total .................................             12,273,750

Machinery - 1.85%
 Deere & Company  ........................    80,000    6,510,000
 TRAUB AG (A)*  ..........................    18,000    2,292,673
   Total .................................              8,802,673

Multi-Industry - 2.92%
 ITT Corporation  ........................   112,000   13,888,000

Oil Services - 1.37%
 Schlumberger Limited  ...................   100,000    6,525,000

Paper - 1.21%
 Union Camp Corporation  .................   100,000    5,762,500


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Public Utilities - Electric - 1.53%
 Houston Industries Incorporated  ........   120,000 $  5,295,000
 VEBA AG (A)  ............................    50,000    1,984,394
   Total .................................              7,279,394

Publishing and Advertising - 1.43%
 McGraw-Hill, Inc.  ......................    83,000    6,785,250

Railroads - 1.01%
 Conrail Inc.  ...........................    70,000    4,812,500

Retailing - 4.10%
 May Department Stores Company (The)  ....   140,000    6,125,000
 Mercantile Stores Company, Inc.  ........   100,000    4,500,000
 Penney (J.C.) Company, Inc.  ............    80,000    3,970,000
 Tommy Hilfiger Corporation*  ............   151,400    4,920,500
   Total .................................             19,515,500

Services, Consumer and Business - 0.80%
 Block (H & R), Inc.  ....................   100,000    3,800,000

Telecommunications - 8.03%
 AT&T Corporation  .......................   114,600    7,534,950
 BellSouth Corporation  ..................    85,000    6,215,625
 GTE Corporation  ........................   150,000    5,887,500
 MCI Communications Corporation  .........   250,000    6,515,500
 Motorola, Inc.  .........................    90,000    6,873,750
 Nokia Corporation, Series A, ADS  .......    28,200    1,966,950
 Telefonos de Mexico S.A. de C.V., ADR  ..   100,000    3,175,000
   Total .................................             38,169,275

Textiles and Apparel - 0.80%
 Liz Claiborne, Inc.  ....................   150,000    3,787,500

TOTAL COMMON STOCKS - 61.45%                         $292,241,906
 (Cost: $243,319,434)

PREFERRED STOCKS
Airlines - 1.07%
 Delta Air Lines, Incorporated, Convertible
   Depository Shares .....................    90,000    5,107,500

Automotive - 1.08%
 Ford Motor Company, Convertible
   Depository Shares .....................    50,000    5,118,750

Banks and Savings and Loans - 0.23%
 Citicorp, Convertible Depository Shares      53,496    1,083,294


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

PREFERRED STOCKS (Continued)
Computers and Office Equipment - 3.41%
 General Motors Corporation, Class E,
   Convertible Depository Shares .........   250,000 $ 16,218,750

TOTAL PREFERRED STOCKS - 5.79%                       $ 27,528,294
 (Cost: $20,792,976)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Domestic Oil - 0.83%
 BP America Inc.,
   10.0%, 7-1-2018 .......................   $ 3,500    3,928,015

Electrical Equipment - 1.54%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,328,685

Financial - 2.53%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,226,920
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,189,090
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,410,313
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................     3,100    3,218,172
   Total .................................             12,044,495

Multi-Industry - 1.07%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    5,100,000

Railroad Equipment - 0.04%
 Union Tank Car Co.,
   9.5%, 12-15-95 ........................       177      178,154

Telecommunications - 0.84%
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................     3,658    3,985,174

TOTAL CORPORATE DEBT SECURITIES - 6.85%              $ 32,564,523
 (Cost: $29,910,378)


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 3,000 $  3,050,610
   6.0%, 6-25-2007 .......................     3,000    2,903,430
   8.25%, 6-1-2008 .......................       630      645,387
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................       166      176,942
   9.0%, 8-15-2016 .......................       285      304,169
   9.0%, 10-15-2016 ......................     1,388    1,479,813
   9.0%, 11-15-2016 ......................       397      423,707
   9.0%, 1-15-2017 .......................       138      146,644
   9.0%, 3-15-2017 .......................       348      370,636
   9.0%, 4-15-2017 .......................       359      382,961
   9.0%, 7-15-2017 .......................       275      292,858
 United States Treasury:
   7.125%, 2-29-2000 .....................     6,000    6,251,220
   8.875%, 5-15-2000 .....................    17,000   18,968,260
   8.0%, 5-15-2001 .......................    23,000   25,095,070
   6.375%, 8-15-2002 .....................    12,000   12,178,080
   7.5%, 2-15-2005 .......................    16,000   17,427,520
   7.25%, 5-15-2016 ......................     8,500    9,085,735

TOTAL UNITED STATES GOVERNMENT SECURITIES - 20.85%   $ 99,183,042
 (Cost: $95,273,536)

TOTAL SHORT-TERM SECURITIES - 3.51%                  $ 16,725,256
 (Cost: $16,725,256)

TOTAL INVESTMENT SECURITIES - 98.45%                 $468,243,021
 (Cost: $406,021,580)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.55%       7,348,580

NET ASSETS - 100.00%                                 $475,591,601


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $468,243,021
 Cash  .............................................        5,931
 Receivables:
   Investment securities sold ......................    4,940,515
   Dividends and interest ..........................    3,300,533
   Fund shares sold ................................      156,620
 Prepaid insurance premium  ........................       24,942
                                                     ------------
    Total assets  ..................................  476,671,562
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................      856,487
 Accrued service fee  ..............................       93,447
 Accrued transfer agency and dividend disbursing  ..       75,088
 Accrued accounting services fee  ..................        5,000
 Other  ............................................       49,939
                                                     ------------
    Total liabilities  .............................    1,079,961
                                                     ------------
      Total net assets ............................. $475,591,601
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   100,000,000; shares outstanding -- 20,472,401
   Capital stock ................................... $ 20,472,401
   Additional paid-in capital ......................  370,245,467
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 516,210 Accumulated undistributed net realized gain
    on investment transactions  ....................   22,136,082
   Net unrealized appreciation in value of
    investments at end of period  ..................   62,221,441
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $475,591,601
                                                     ============
Net asset value per share (net assets divided by
 shares outstanding)  ..............................       $23.23
                                                           ======


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest ........................................  $ 5,123,204
   Dividends .......................................    4,068,056
                                                      -----------
    Total income  ..................................    9,191,260
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,288,510
   Transfer agency and dividend disbursing .........      353,500
   Service fee .....................................      245,587
   Accounting services fee .........................       30,000
   Audit fees ......................................       16,055
   Custodian fees ..................................       15,148
   Legal fees ......................................        6,448
   Other ...........................................       62,729
                                                      -----------
    Total expenses  ................................    2,017,977
                                                      -----------
      Net investment income ........................    7,173,283
                                                      -----------
Realized and Unrealized Gain on Investments
 Realized net gain on securities  ..................   12,563,139
 Realized net gain on foreign
   currency transactions ...........................          219
                                                      -----------
   Realized net gain on investments ................   12,563,358
 Unrealized appreciation in value of investments
   during the period ...............................   36,515,083
                                                      -----------
    Net gain on investments  .......................   49,078,441
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $56,251,724
                                                      ===========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1995         1995
                                         ------------ -----------
Increase in Net Assets
 Operations:
   Net investment income ...............$  7,173,283 $ 14,229,996
   Realized net gain on investments ....  12,563,358   15,646,912
   Unrealized appreciation
    (depreciation)  ....................  36,515,083  (3,730,876)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  56,251,724   26,146,032
                                        ------------ ------------
 Dividends to shareholders from:*
   Net investment income ...............  (6,961,848) (14,116,118)
   Realized gains on securities
    transactions  ......................         ---   (8,337,171)
                                        ------------ ------------
                                          (6,961,848) (22,453,289)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    (544,332 and 1,792,943
    shares, respectively)  .............  12,030,773   37,123,344
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (293,924 and 1,055,139
    shares, respectively)  .............   6,646,459   21,493,991
   Payments for shares redeemed
    (1,142,909 and 2,039,852 shares,
    respectively) ...................... (25,372,768) (42,156,015)
                                        ------------ ------------
    Net increase (decrease) in
      net assets resulting from
      capital share transactions........  (6,695,536)  16,461,320
                                        ------------ ------------
      Total increase....................  42,594,340   20,154,063
Net Assets
 Beginning of period  .................. 432,997,261  412,843,198
                                        ------------ ------------
 End of period, including undistributed
   net investment income of $516,210 and
   $304,556, respectively...............$475,591,601 $432,997,261
                                        ============ ============


                    *See "Financial Highlights" on page 14.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-95    1995   1994    1993   1992    1991
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $20.84  $20.67 $20.45  $18.70 $16.93  $16.72
                     ------  ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........    .35     .70    .70     .83    .73     .84
 Net realized and
   unrealized gain
   on investments ..   2.38     .58    .61    1.75   1.76     .20
                     ------  ------ ------  ------ ------  ------
Total from investment
 operations  .......   2.73    1.28   1.31    2.58   2.49    1.04
                     ------  ------ ------  ------ ------  ------
Less distributions:
 Dividends from net
   investment
   income ..........  (0.34)  (0.70) (0.70)  (0.83) (0.72)  (0.83)
 Distribution from
   capital gains ...  (0.00)  (0.41) (0.39)   0.00   0.00    0.00
                     ------  ------ ------  ------ ------  ------
Total
 distributions  ....  (0.34)  (1.11) (1.09)  (0.83) (0.72)  (0.83)
                     ------  ------ ------  ------ ------  ------
Net asset value,
 end of period  .... $23.23  $20.84 $20.67  $20.45 $18.70  $16.93
                     ======  ====== ======  ====== ======  ======
Total return* ......  13.15%   6.39%  6.40%  14.08% 14.98%   6.61%
Net assets, end of
 period (000
 omitted)  .........$475,592$432,997$412,843$387,381$339,540$311,173
Ratio of expenses to
 average net assets    0.88%** 0.89%  0.81%   0.77%  0.80%   0.85%
Ratio of net investment
 income to average net
 assets  ...........   3.13%** 3.37%  3.29%   4.24%  4.03%   5.15%
Portfolio turnover
 rate  .............  38.34%**41.30% 41.01% 111.36%181.82% 207.62%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over
     the remaining lives of the bonds.   Dividend income is recorded on the ex-
     dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.


NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $465,251, out of which W&R paid sales commissions of $258,077 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $8,476.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $72,590,313 while proceeds from maturities and sales aggregated $90,554,954. Purchases of short-term securities and U.S. Government securities aggregated $158,513,057 and $10,611,719, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $163,331,376 and $278,595, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $406,051,506, resulting in net unrealized appreciation of $62,191,515, of which $67,507,808 related to appreciated securities and $5,316,293 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $15,621,276 during the year ended March 31, 1995, of which a portion was paid to shareholders during the period ended March 31, 1995. Remaining capital gain net income will be distributed to the Fund's shareholders. These net gains include the effect of $60,783 of capital losses deferred from the year ended March 31, 1994. Federal tax law permits the Fund to defer, to its next fiscal year, net capital losses incurred from November 1 to the end of its fiscal year ("post-October losses").

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United Continental Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama



OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President













To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com


NUR1004SA(9-95)

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